                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2010

 Van Eck VIP Trust

          Van Eck VIP Multi-Manager Alternatives Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2010, and are subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Effective May 1, 2010, Worldwide Multi-Manager Alternatives Fund was renamed Van Eck VIP Multi-Manager Alternatives Fund. The Fund’s investment objective did not change.

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund gained 5.08% for the twelve months ended December 31, 2010. In comparison, the HFRX Global Hedge Fund Index1 advanced 5.19% and the S&P® 500 Index2 gained 15.06% for the same period.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other alternative investment strategies. Our investment team — which averages seven years’ experience in managing a multi-manager, hedge-style mutual fund strategy — manages the Fund with a goal of consistent returns, low beta3 and low volatility. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Market and Economic Review

The annual period was a tale of two halves, with volatility and weakness in the equity markets through June and a significant rebound during the second half of the year. Driving the dramatic shift most were signs of stability in the economy thanks to continued intervention by the U.S. government. More specifically, while worries about the potential contagion effect of the sovereign debt crisis in Europe loomed over investor sentiment during the first half of the annual period, anticipation of a second round of quantitative easing by the Federal Reserve Board (the “Fed”) went a long way toward helping to ease such concerns. It had become apparent that world governments were attempting to do whatever it took to keep financial markets afloat until real Gross Domestic Product (GDP) growth can spur the economy.

Investors flocked to bonds through much of the annual period, with that trend only breaking in the last months of 2010. U.S. Treasuries were favored as a comparatively “safe haven” through August, but U.S. Treasury prices then fell during the final four months of the year and equity markets and non-Treasury fixed income sectors broadly picked up, as investor sentiment improved.

Fund Review

Overall, the Fund posted solid results during the annual period, closely tracking the performance of the HFRX Global Hedge Fund Index and generating a lower standard deviation4 and a lower beta than the S&P 500 Index. Indeed, the Fund displayed only a fraction of the S&P 500 Index’s volatility, sustaining a maximum drawdown5 of -0.92% versus -12.80% for the S&P 500 Index (based on monthly data).

During the annual period, we continued to broaden the diversification of the Fund’s portfolio with alpha6-driven strategies. We hired Credit Suisse to act as Prime Broker7 for the Fund, enabling us to employ a wider range of strategies more smoothly. We also added three UCITS8 III investments to the Fund’s portfolio. UCITS III is the latest version of European Union-wide regulations governing the creation and distribution of pooled investment funds suitable for marketing to retail investors. It significantly enlarged the range of investment instruments that could be used, notably allowing some use of derivatives, and it makes possible for some alternative investment fund managers such as us to launch UCITS versions of their strategies across the European Union, under a single regulatory framework, so many more investors can access them.

At yearend, we parted ways with two long/short equity managers, redeeming our allocations to both Tetra Capital Management LLC (“Tetra”) and Aristos Capital Management, LLC (“Aristos”), as we believed both were struggling under the weight of stagnant performance and loss of assets. To help replace this exposure, we added a long/short equity investment in the Highland Long/Short Equity Fund. We also added a new sub-advisor, Viathon Capital, L.P. (“Viathon”), which runs a long/short credit strategy.

We added commodity, currency and municipal bond exposure to the Fund during the annual period. We also maintained a long bias within the Fund to emerging market equity and fixed income through much of the annual period. Toward the end of the year, we sold off the Fund’s long fixed income exposure, as we preferred the risk/reward profile of equities going forward.

As of December 31, 2010, the Fund had assets allocated to four sub-advisers and was invested in a variety of open-end mutual funds, ETFs, three UCITS Funds, a structured note and other securities.

Fixed Income Strategy
The Fund garnered strong performance out of its fixed income strategy during the annual period. In implementing the Fund’s fixed income strategy, we shifted out of long only, closed-end funds, which provided gains during the first half of the annual period, and into more actively managed strategies, such that by the end of June 2010, the Fund had completely

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

eliminated its positions in fixed income-oriented closed-end funds. We moved into more actively managed fixed income funds that maintained a high beta to the high yield credit markets. Among these, the Loomis Sayles Bond Fund, a long-only fund, performed well, but we sold out of it in November as we saw more attractive opportunities elsewhere. We built a Fund position in Forward Long/Short Credit Analysis Fund (FLSIX), which manages a long/short high yield municipal bond strategy. FLSIX is an open-end fund, whose objective is total return. FLSIX invests in a non-diversified portfolio of high yield municipal bonds, corporate bonds and preferred securities. FLSIX generated solid returns until municipal bonds began to decline in value in mid-November. Due to our deteriorating view of the risk/reward profile of the municipal bond industry, we exited the Fund’s position in FLSIX in mid-December. A long position in iShares iBoxx $High Yield Corporate Bond Fund (sold by yearend) also provided gains.

As mentioned earlier, Viathon was newly hired as a sub-advisor to implement a long/short fixed income strategy. Viathon employs a fundamental, credit-intensive research process to identify both long and short relative value, event driven and distressed investment opportunities. We opened this account with Viathon Capital at the end of December (10.2% of fund net assets†).

Long/Short Equity Strategy
The long/short equity strategy had a difficult year, as higher than usual equity correlation persisted throughout. Equity correlation makes it difficult to generate alpha through fundamental bottom-up stock selection. This is confirmed by the HFRX Equity Hedge Index9 gaining just 8.92% during the annual period as compared to 15.06% for the S&P 500 Index. In aggregate, the Fund’s long/short equity investments lagged as well.

As such, during the annual period, we reduced longer-biased, less active exposures and redeployed assets into strategies that we believe can generate significant alpha over time. During the first half of the year, we fully redeemed the Fund’s position with Lazard Asset Management LLC, which employed a global asset allocation strategy that sought to take advantage of broad capital market opportunities on both a long and short position basis. During the second half of the year, we redeemed the Fund’s positions with both Tetra and Aristos. We hired Primary Funds (“Primary”) (15.5% of Fund net assets†) as a sub-adviser.

Tetra and Aristos both generated rather flat returns during the time they managed Fund assets during the annual period. Tetra managed a long/short small/mid-cap equity strategy. With net and gross exposures quite low through the year, Tetra performed well through the first six months but significantly lagged the second half rally. Its long portfolio generated solidly positive returns with significant contributions from two core semiconductor holdings, one of which was acquired by a larger competitor, as well as from a manufacturer of specialty pulp and a hazardous waste disposal company. Unfortunately, Tetra’s short portfolio incurred losses that effectively neutralized the gains on the long side. With Fed policy specifically aimed at driving financial markets higher, short strategies were exceedingly challenged during much of the annual period.

Aristos took a fundamentally driven contrarian approach to long/short equity investing. Its strategy seeks to take advantage of negative investor overreactions by investing in fundamentally strong companies on the long side and of unrealistic Wall Street expectations on the short side. During the annual period, Aristos’ fundamental approach pointed to what it considered to be very attractive reward/risk ratios in a number of its core long holdings in the health care, information technology and energy sectors, with many names trading at depressed multiples of earnings and cash flow relative to their prospective growth profiles. Likewise, Aristos’ research pointed to a number of attractive short opportunities in the consumer discretionary sector. There, the sub-adviser was finding individual names that were trading at significantly high multiples as a result of high growth expectations by Wall Street while its own research led it to believe that the stocks it was short would report earnings with little or no top-line growth over the next several quarters. Given the challenges for short strategies, however, during the second half of the annual period, Aristos’ results were disappointing.

Primary generated solid gains during the annual period. Primary employs a balanced, or low net exposure, long/short equity strategy that focuses primarily on mid-cap companies across multiple sectors. Its approach is a fundamentally-driven one, taking into account a top-down view of the economy broken down by sector. At yearend, Primary maintained a significant net long bias. Energy and materials companies comprised the largest allocations in its portfolio. Additional long capital was deployed appreciably in technology companies with a specific focus on telecommunications equipment companies. Further long capital was deployed in transportation companies, as they continued to provide positive commentary on volumes and pricing. The short side of Primary’s portfolio consisted predominantly of health care, consumer discretionary and aerospace companies. Overall, at the end of the annual period, we believe Primary was well positioned for continued economic expansion and a positive environment for equities.

Within the Fund’s long/short equity mutual fund holdings, we redeemed the Fund’s position in the Caldwell & Orkin Market Opportunity Fund, a long/short equity mutual fund, during the first half of the annual period as we were not comfortable with its positioning and with our inability to speak with its portfolio managers. The Fund maintained a position in TFS

Market Neutral Fund (“TFS”) (8.0% of Fund net assets†), another long/short equity mutual fund. TFS posted gains during the annual period. During the first half of the year, TFS had a hard close, and so the Fund’s exposure to TFS steadily declined during the annual period as the Fund’s assets under management grew. TFS moves back to a soft close in January 2011. (For funds, like TFS, a “hard close” indicates that the fund is no longer accepting any additional investments, and a “soft close” indicates that no additional investors will be allowed into the fund, although the fund may continue to accept additional investments from existing investors.) We established a Fund position in Highland Long/Short Equity Fund (“Highland”) (8.8% of Fund net assets†) in early December. Since its inception, Highland has displayed the ability to generate alpha with a low standard deviation and low beta to the S&P 500 Index.

Global Macro Strategy
We maintained an exposure in the Fund to Dix Hills Partners (“Dix Hills”) (5.5% of Fund net assets†) throughout the annual period. Dix Hills Partners actively manages an alternative Treasury strategy (“ATS”) with a portion of the Fund’s total net assets. Dix Hills’ ATS was positioned short U.S. 10-year Treasuries throughout the fourth quarter and thus benefited from a cumulative increase in yields, bringing 2010 strategy returns into modest but positive territory. 2010 was a year of ups and downs for the ATS and for the U.S. economy. As the year began, many bond market analysts were making the case for higher interest rates in the near to medium term. This optimism was based on an economic recovery and rising inflation expectations. In reality, however, there was a great amount of uncertainty in the market, and yields rose only 16 basis points (a basis point is 1/100th of a percentage point) during the first quarter of 2010. The second and third quarters saw 10-year Treasury yields decline, as optimism in the U.S. economy faded and worries of a double-dip recession and a possible contagion effect from the sovereign debt crisis in Europe began to take hold. By early in the fourth quarter, sentiment began to turn, and a positive trend in 10-year Treasury yields developed, as signs of a U.S. economic recovery, fueled by the Fed’s second round of quantitative easing, began to drive the bond market. According to Dix Hills, the events of 2010 illustrate well that it can be difficult to predict the direction of interest rates over long-term time horizons. Near-term interest rate directions can change quickly over a one-year time period as expectations for the economy are revised. Therefore, having a short-term bond outlook, such as that employed in its ATS, may be most beneficial.

We established a Fund position in both the AC-Statistical Value Market Neutral 12 Vol and 7 Vol Funds (“Statistical Value Funds”) (10.5% of Fund net assets†) through an open-end UCITS III structure during the first half of the annual period. The Statistical Value Funds follow a quantitative, beta neutral, global macro, managed futures strategy and manage to a specific volatility level, using futures to invest in four asset classes-equities, bonds, energy commodities and short-term interest rates. The two Statistical Value Funds in which the Fund held positions had a strong year, with both posting gains.

During the second half of the annual period, we added the Luxcellence-Virtuoso Fund (“Virtuoso”) (8.9% of Fund net assets†), run by Old Park Capital through a UCITS III structure, to the Fund. Virtuoso takes a multi-asset class approach to using futures. Virtuoso can invest in four asset classes — equity (via the Dow Jones EURO STOXX 50 Index traded on Eurex), bonds (via euro-bond futures contracted traded on Eurex), real estate (via the S&P High Yield Europe Property Index), and cash (via the EONIA Index). The reasoning for this is that 95% of European institutional money is in those four asset classes. The assumption underlying the Virtuoso Strategy is that whenever money is reallocated, there are structural transfers among these asset classes according to the behavior of each of them. An example of this is what occurs during a flight to quality. Such transfers do not occur immediately but across time, so Virtuoso takes the time dimension into account. It considers cross-correlations between the returns of each asset class with time lags. Cross-correlations are statistically significant for time lags up to twelve months. Unlike traditional correlations among simultaneous returns, these cross-correlations are observed as being stable across time. Correlations are both positive and negative, signaling momentum and contrarian effects, respectively, which Virtuoso’s models are designed to capture. Virtuoso reallocates on a non-discretionary formulaic basis, dynamically and monthly. Old Park Capital runs its fund to a 7% volatility budget because that back tests to the highest Sharpe ratio.10 Importantly, Virtuoso is fully transparent with daily liquidity and returns published daily on Bloomberg.

Arbitrage Strategy
At the close of 2009, we fully redeemed the Fund’s position with Clutterbuck Capital Management, LLC, which had managed a capital structure arbitrage strategy. We added a similar style strategy through Centaur Performance Group, LLC (“Centaur”) (9.9% of Fund net assets†). We hired Centaur as a sub-adviser to run a capital structure arbitrage strategy in which it evaluates investment opportunities across various asset classes. For the annual period overall, Centaur’s portfolio returns were a bright spot for the Fund, driven by outperformance of several long positions and a number of distressed/special situation trades, which were only partially offset by its short exposure and portfolio hedges. At the end of 2010, Centaur was cautiously positioned given its view that with the average dollar price of high yield bonds in excess of

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

$102, much of the market is call-constrained and appreciation is limited ahead. Centaur also believed that spread tightening, or the narrowing of the yield differential between high yield bonds and duration-equivalent U.S. Treasuries, is likely to be constrained. The sub-adviser was also wary of a number of issues, notably continued stress in Europe and the delicate balancing act of withdrawing stimulus spending and accommodative monetary policies without endangering an economic recovery that has proven to be less than virile to date. Even with this view, Centaur continued to see opportunities with asymmetric risk/reward in select short positions as well as mispriced under-followed mid-market names on the long side at compelling yields.

During the second half of the annual period, we added a “rules based” volatility arbitrage strategy called EMERALD (Equity MEan Reversion ALpha InDex) (5.0% of Fund net assets†) through a note that was structured by Deutsche Bank. EMERALD seeks to capture returns from mean-reversion of the S&P 500 Index during the course of a single week. The tendency for daily returns of an index to be followed by daily returns in the opposite direction (or mean revert) is referred to as negative serial correlation. For an index displaying such a tendency, the net weekly change, or “weekly” volatility, would under-represent the amount the index moved during the week, or “daily” volatility. In the S&P 500 Index, volatility observed daily has exceeded volatility observed weekly over the past eleven years about 70% of the time. EMERALD seeks to monetize this negative serial correlation through a strategy that periodically buys “daily” volatility and sells “weekly” volatility on the S&P 500 Index in equal amounts. EMERALD rebalances frequently to maintain a consistent exposure through periods of changing volatility. Exposure is decreased when volatility is high and increased when volatility is low.

We reduced the Fund’s exposure to The Arbitrage Fund (5.6% of Fund net assets†) during the annual period, as we feel merger arbitrage is a difficult strategy through which to generate meaningful returns via a mutual fund framework due to leverage restrictions. The Arbitrage Fund is an open-end fund whose objective is capital growth by engaging in merger arbitrage. It invests at least 80% of its assets in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Emerging Markets Strategy
During the annual period, we diversified the Fund’s emerging markets exposure by tapping into the resources available in house. In working with the Fund’s investment team, Van Eck Global’s dedicated emerging markets team recommended a basket of individual securities across a broad array of emerging market countries. We tactically managed the beta of this segment by going long or short various ETFs. This sleeve of the Fund delivered strong performance during the annual period.

Opportunistic Strategy
The Fund’s opportunistic strategy sleeve was another key generator of performance during the annual period. Early in the year, we were able to monetize European sovereign debt concerns by shorting equities in banks of the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain). We also benefited from strength in gold through investments in various gold-focused ETFs and from weakness in the euro through a short-term tactical investment in another ETF.

Outlook

Going forward, our investment team intends to continue to search for alpha-generating strategies with repeatable processes that exist within stable business models. We look to add additional sub-advisers in the long/short equity strategy sleeve to help replace Tetra and Aristos. We also intend to comb the UCITS III and hedge-style mutual fund universes for high quality, liquid strategies as well as strategies that may be implemented through structured notes.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small-cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott Co-Portfolio Manager	Jan F. van Eck Co-Portfolio Manager	Peter Liao	Michael F. Mazier

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]	Beta is a measure of sensitivity to market movements.

[4]

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

[5]	Maximum drawdown is the maximum loss from a market peak to a market trough during a specific period of an investment or fund. Drawdowns help determine an investment’s financial risk.

[6]

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

[7]

A Prime Broker is a broker-dealer on an exchange that handles the needs of hedge funds, which require a blend of different financial services, such as security lending, reporting, cash management, and stock and mutual fund trade processing.

[8]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

[9]

The HFRX Equity Hedge Index is a composite index that measures equity hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

[10]

A Sharpe ratio is a measure of risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate — such as that of a 90-day Treasury Bill — from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	4Q 2010 Allocation	2Q 2010 Allocation	Implementation

Arbitrage
Credit Arbitrage	9.90	11.98	Sub-Adviser (Centaur)
Merger Arbitrage	5.87	6.83	Open-End Fund
Volatility Arbitrage	5.19	—	Structured Note

Equity
Emerging Markets	8.33	4.76	ETFs, Other Securities
Long/Short Equity	15.54	10.72	Sub-Adviser (Primary)
Long/Short Equity	—	11.57	Sub-Adviser (Tetra)
Long/Short Equity	—	11.14	Sub-Adviser (Aristos)
Long/Short Equity	9.17	—	Open-End Fund
Long/Short Equity	7.55	9.57	Open-End Fund

Fixed Income
Long/Short Fixed Income	9.97	—	Sub-Adviser (Viathon)
Long/Short Fixed Income	—	4.22	Open-End Fund
Long-Only Fixed Income	—	4.25	Open-End Fund

Global Macro
Alternative Treasury Strategy	5.47	7.81	Sub-Adviser (Dix Hills)
Managed Futures	10.93	11.95	UCITS Funds (Statistical Value)
Managed Futures	9.30	—	UCITS Fund (Virtuoso)
Tactical Allocation	2.00	4.35	ETFs, Other Securities

Cash/Equivalents	0.78	0.85	—

Total	100	100	—

As of December 31, 2010. Portfolio subject to change.
*	Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE**
(unaudited)

As of December 31, 2010. Portfolio subject to change.
**	Net exposure was calculated by adding long and short positions.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON
(unaudited)

Average Annual Total Return 12/31/2010	Fund Initial Class	HFRXGL	S&P 500

One Year	5.08%	5.19%	15.06%

Five Year	3.29%	0.84%	2.29%

Life (since 5/1/03)	2.13%	2.35%	6.31%

Hypothetical Growth of $10,000 (Since Inception: Initial Class)

Inception date for the Van Eck VIP Multi-Manager Alternatives Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund (HFRXGL) Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010- December 31, 2010

Initial Class	Actual	$1,000.00	$1,046.50	$12.79
	Hypothetical**	$1,000.00	$1,012.70	$12.58

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 2.48% multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 19.2%
Basic Materials: 1.4%
467	AbitibiBowater, Inc. *	$11,054
40,000	AbitibiBowater, Inc. Escrow Receipt * #	400
1,820	Eurasian Natural Resources Corp. (GBP) #	29,929
792	Nucor Corp.	34,705
1,635	Steel Dynamics, Inc.	29,920
300	Verso Paper Corp. *	1,026

		107,034

Communications: 2.2%
17,480	Alcatel-Lucent (ADR) *	51,741
648	Equinix, Inc. *	52,656
1,220	Finisar Corp. *	36,222
44	Google, Inc. *	26,135

		166,754

Consumer, Cyclical: 2.3%
1,771	CVS Caremark Corp.	61,578
1,207	First Cash Financial Services, Inc. *	37,405
4,342	Furniture Brands International, Inc. *	22,318
50	Ltd Brands, Inc.	1,537
301	Motorcar Parts of America, Inc. *	3,925
15,750	SJM Holdings Ltd. (HKD) #	24,985
792	Starbucks Corp.	25,447
60	The Men’s Wearhouse, Inc.	1,499

		178,694

Consumer, Non-cyclical: 0.2%
738	Quanta Services, Inc. *	14,701

Diversified: 1.0%
23,580	Noble Group Ltd. (SGD) #	39,856
2,200	Swire Pacific Ltd. (HKD) #	36,146

		76,002

Energy: 3.7%
1,279	Chesapeake Energy Corp.	33,139
522	Lukoil (ADR)	29,531
1,039	National Oilwell Varco, Inc.	69,873
794	Schlumberger Ltd.	66,299
2,382	Superior Energy Services, Inc. *	83,346

		282,188

Financial: 1.6%
47,250	Bank of China Ltd. (HKD) #	24,909
800	Henderson Land Development Co. Ltd. (HKD) #	5,449
35,888	Raven Russia Ltd. (GBP) #	34,933
144,150	Renhe Commercial Holdings Co. Ltd. (HKD) #	25,204
26,117	Tisco Financial Group PCL (THB) #	35,261

		125,756

Industrial: 5.1%
570	Atlas Air Worldwide Holdings, Inc. *	31,823
1,103	Danaher Corp.	52,029
574	Dycom Industries, Inc. *	8,466
1,160	EMCOR Group, Inc. *	33,617
2,946	FEI Co. *	77,804
1,914	Globaltrans Investment Plc (GDR)	32,540
2,123	JB Hunt Transport Services, Inc.	86,640
262	Martin Marietta Materials, Inc.	24,167
539	Roper Industries, Inc.	41,196

		388,282

Number of Shares		Value

Technology: 1.7%
3,883	Atmel Corp. *	$47,839
6,274	O2Micro International Ltd. (ADR) *	38,773
1,613	Quest Software, Inc. *	44,745

		131,357

Total Common Stocks (Cost: $1,245,043) (a)		1,470,768

Principal Amount

CORPORATE BONDS: 7.7%
$44,000	Broadview Networks Holdings, Inc. 11.38%, 09/01/12	43,230
55,000	Circus & Eldorado Joint Venture 10.13%, 03/01/12	53,144
75,000	Global Crossing UK Finance Plc 10.75%, 12/15/14	78,000
40,000	GMAC, Inc. 1.67%, 03/15/11	39,650
45,000	Harvest Operations Corp 7.50%, 05/31/15 (CAD) #	47,555
30,000	Hercules Offshore, Inc. 10.50%, 10/15/17 144A	24,975
20,000	Kemet Corp. 2.25%, 11/15/26	19,925
73,000	LDK Solar Co. Ltd. 4.75%, 04/15/13	71,996
50,000	MGM Mirage 8.38%, 02/01/11	50,500
5,000	Palm Harbor Homes, Inc. 3.25%, 05/15/24	925
34,000	Primus Telecommunications Holding, Inc. 13.00%, 12/15/16 144A	37,060
20,000	Terrestar Networks, Inc. 15.00%, 02/15/14 144A	22,600
50,000	USEC, Inc. 3.00%, 10/01/14	45,250
50,000	Verso Paper Holdings LLC 11.50%, 07/01/14	55,125

Total Corporate Bonds (Cost: $572,092) (a)		589,935

STRUCTURED NOTE: 5.0% (Cost: $380,564) (a)
380,000	Deutsche Bank A.G. London Branch, Alpha Overlay Securities, 09/24/12 * § (b)	383,686

Number of Shares

EXCHANGE TRADED FUNDS: 9.7%
4,895	Claymore/AlphaShares China Small Cap Index ETF	147,144
2,004	iShares MSCI EAFE Small Cap Index Fund	84,589
1,226	iShares MSCI Thailand Index Fund	79,383
326	Market Vectors - Gold Miners ETF Ω	20,039
541	Market Vectors - Junior Gold Miners ETF Ω	21,580
2,309	Market Vectors - Russia ETF Ω	87,534
300	ProShares UltraShort 20+ Year Treasury *	11,115
300	SPDR Gold Trust *	41,616
4,512	WisdomTree Emerging Markets SmallCap Dividend Fund	245,904

Total Exchange Traded Funds (Cost: $663,303) (a)		738,904

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

OPEN-END FUNDS: 41.7%
4,796	AC Statistical Value Market Neutral 12 Vol Fund * #	$671,615
1,067	AC Statistical Value Market Neutral 7 Vol Fund * #	127,050
59,133	Highland Long/Short Equity Fund	670,562
740	Luxcellence - Virtuoso Fund * #	680,606
41,410	TFS Market Neutral Fund	609,560
33,597	The Arbitrage Fund	429,704

Total Open-End Funds (Cost: $3,137,654)		3,189,097

OPTIONS PURCHASED: 0.1%
400	Aeropostale, Inc. Calls ($27, expiring 04/16/11) *	540
400	CBOE SPX Volatility Index Calls ($20, expiring 01/19/11) *	620
800	CBOE SPX Volatility Index Calls ($20, expiring 02/16/11) *	2,480
800	CBOE SPX Volatility Index Calls ($30, expiring 02/16/11) *	640
1,000	Direxion Daily Financial Bear 3X Shares Calls ($14, expiring 01/22/11) *	20
2,000	Direxion Daily Financial Bear 3X Shares Calls ($15, expiring 01/22/11) *	20
8,700	LDK Solar Co. Ltd. Puts ($4, expiring 01/22/11) *	174

Total Options Purchased (Cost: $19,042)		4,494

MONEY MARKET FUND: 18.3% (Cost: $1,395,663)
1,395,663	AIM Treasury Portfolio - Institutional Class	1,395,663

Total Investments: 101.7% (Cost: $7,413,361)		7,772,547
Liabilities in excess of other assets: (1.7)%		(130,471)

NET ASSETS: 100.0%		$7,642,076

SECURITIES SOLD SHORT: (14.9)%
COMMON STOCKS: (10.5)%
Basic Materials: (0.5)%
(914)	RPM International, Inc.	(20,199)
(2,052)	USEC, Inc. *	(12,353)
(51)	Vulcan Materials Co.	(2,262)

		(34,814)

Communications: (0.2)%
(883)	Ciena Corp. *	(18,587)

Consumer, Cyclical: (4.1)%
(75)	Abercrombie & Fitch Co.	(4,322)
(172)	Chipotle Mexican Grill, Inc. *	(36,578)
(1,258)	Cintas Corp.	(35,174)
(1,459)	Ethan Allen Interiors, Inc.	(29,195)
(853)	Fastenal Co.	(51,103)
(473)	O’Reilly Automotive, Inc. *	(28,579)
(1,404)	PACCAR, Inc.	(80,618)
(617)	Thor Industries, Inc.	(20,953)
(93)	Tiffany & Co.	(5,791)
(573)	Walgreen Co.	(22,324)

		(314,637)

Number of Shares		Value

Consumer, Non-cyclical: (2.1)%
(906)	DENTSPLY International, Inc.	$(30,958)
(391)	Henry Schein, Inc. *	(24,003)
(1,130)	Laboratory Corp. of America Holdings *	(99,350)
(323)	Safeway, Inc.	(7,264)

		(161,575)

Energy: (0.0)%
(800)	Hercules Offshore, Inc. *	(2,768)

Financial: (0.3)%
(1,423)	Bank of America Corp.	(18,983)

Industrial: (2.5)%
(271)	Caterpillar, Inc.	(25,382)
(322)	Cymer, Inc. *	(14,513)
(179)	Precision Castparts Corp.	(24,919)
(733)	The Boeing Co.	(47,836)
(1,383)	Thermo Fisher Scientific, Inc. *	(76,563)

		(189,213)

Technology: (0.8)%
(900)	ASML Holding N.V.	(34,515)
(653)	Cavium Networks, Inc. *	(24,605)

		(59,120)

Total Common Stocks (Proceeds: $(747,622))		(799,697)

Principal Amount

CORPORATE BONDS: (1.6)%
$(20,000)	C&S Group Enterprises LLC 8.38%, 05/01/17 144A	(19,200)
(20,000)	Hercules Offshore, Inc. 3.38%, 06/01/38 #	(15,375)
(30,000)	Verso Paper Holdings LLC 4.04%, 08/01/14	(27,150)
(10,000)	Verso Paper Holdings LLC 11.38%, 08/01/16	(10,075)
(46,000)	Vulcan Materials Co. 7.00%, 06/15/18	(48,282)

Total Corporate Bonds (Proceeds: $(116,824))		(120,082)

Number of Shares

EXCHANGE TRADED FUNDS: (2.8)%
(1,830)	Direxion Daily Emerging Markets Bull 3X Shares	(75,597)
(1,133)	SPDR Trust, Series 1	(142,475)

Total Exchange Traded Funds (Proceeds: $(198,541))		(218,072)

Total Securities Sold Short (Proceeds: $(1,062,987))		$(1,137,851)

COVERED OPTIONS WRITTEN: (0.0)%
(400)	Aeropostale, Inc. Calls ($35, expiring 01/22/11) *	(400)
(800)	CBOE SPX Volatility Index Calls ($25, expiring 01/19/11) *	(520)
(1,500)	CBOE SPX Volatility Index Calls ($25, expiring 02/16/11) *	(2,250)
(2,000)	Direxion Daily Financial Bear 3X Shares Calls ($17, expiring 01/22/11) *	(20)

Total Covered Options Written (Premiums received: $(6,701))		$(3,190)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
SGD	—	Singapore Dollar
THB	—	Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $2,189,807.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reversion Alpha Index.
Ω	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate net value of fair valued securities, including short positions, is $1,768,523 which represents 23.1% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $383,686 which represents 5.0% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $65,435, or 0.9% of net assets.

Futures contracts held by the Fund are as follows:

Number of Contracts		Aggregate Value of Contracts	Unrealized Appreciation

3	10 Year U.S. Treasury Note, March 2011	$(361,313)	$12,054

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 12/31/10

Market Vectors Agribusiness ETF	$45,323	$4,979	$49,544	$13,815	$—	$—
Market Vectors Gold Miners ETF	—	117,609	106,286	6,730	131	20,039
Market Vectors Junior Gold Miners ETF	—	37,863	24,619	3,538	1,585	21,580
Market Vectors Nuclear Energy ETF	18,128	—	16,967	(1,860)	—	—
Market Vectors Russia ETF	—	77,937	—	—	425	87,534

	$63,451	$238,388	$197,416	$22,223	$2,141	$129,153

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Basic Materials	$76,705	$29,929	$400	$107,034
Communications	166,754	—	—	166,754
Consumer, Cyclical	153,709	24,985	—	178,694
Consumer, Non-cyclical	14,701	—	—	14,701
Diversified	—	76,002	—	76,002
Energy	282,188	—	—	282,188
Financial	—	125,756	—	125,756
Industrial	388,282	—	—	388,282
Technology	131,357	—	—	131,357
Corporate Bonds	542,380	47,555	—	589,935
Structured Note	383,686	—	—	383,686
Exchange Traded Funds	738,904	—	—	738,904
Open-End Funds	1,709,826	1,479,271	—	3,189,097
Options Purchased	4,494	—	—	4,494
Money Market Fund	1,395,663	—	—	1,395,663

Total	$5,988,649	$1,783,498	$400	$7,772,547

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks *	$(799,697)	$—	$—	$(799,697)
Corporate Bonds	(104,707)	(15,375)	—	(120,082)
Exchange Traded Funds	(218,072)	—	—	(218,072)

Total	$(1,122,476)	$(15,375)	$—	$(1,137,851)

Other Financial Instruments, net **	$8,864	$—	$—	$8,864

*	See Schedule of Investments for security type and industry sector breakouts.
**	Other financial instruments include futures contracts and written options.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of level 3	400

Balance as of 12/31/10	$400

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Unaffiliated issuers (Cost $7,300,590)	$7,643,394
Affiliated issuers (Cost $112,771)	129,153
Receivables:
Due from broker	1,057,558
Investments sold	19,398
Shares of beneficial interest sold	32
Dividends and Interest	12,201
Prepaid expenses	405

Total assets	8,862,141

Liabilities:
Payables:
Securities sold short (proceeds $1,062,987)	1,137,851
Written options, at value (premiums received $6,701)	3,190
Dividends on securities sold short	886
Investments purchased	7,533
Shares of beneficial interest redeemed	211
Due to Adviser	12,787
Variation margin	1,359
Deferred Trustee fees	2,022
Accrued expenses	54,226

Total liabilities	1,220,065

NET ASSETS	$7,642,076

Shares of beneficial interest outstanding	754,477

Net asset value, redemption and offering price per share	$10.13

Net Assets consist of:
Aggregate paid in capital	$7,377,354
Net unrealized appreciation	297,686
Undistributed net investment income	3,514
Accumulated net realized loss	(36,478)

$7,642,076

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Income:
Dividends (net of foreign taxes withheld of $213)		$59,694
Dividends from affiliates		2,141
Interest		45,562

Total income		107,397

Expenses:
Management fees	$189,350
Dividends on securities sold short	19,949
Transfer agent fees	14,615
Custodian fees	20,519
Professional fees	52,151
Reports to shareholders	34,914
Insurance	403
Trustees’ fees and expenses	2,164
Interest	4,211
Other	5,207

Total expenses	343,483
Waiver of management fees	(157,418)

Net expenses		186,065

Net investment loss		(78,668)

Net realized gain (loss) on:
Investments (net of foreign taxes of $835)		624,100
Investments — affiliated issuers		22,223
Capital gain distributions received from other investment companies		80,587
Securities sold short		(173,573)
Futures contracts		(5,124)
Foreign currency transactions and foreign denominated assets and liabilities		(3,936)
Written options		(5,647)

Net realized gain		538,630

Change in net unrealized appreciation (depreciation) on:
Investments, futures contracts and written options (net of foreign taxes of $2,195)		(77,271)
Securities sold short		(42,137)
Foreign currency transactions and foreign denominated assets and liabilities		5

Change in net unrealized depreciation		(119,403)

Net Increase in Net Assets Resulting from Operations		$340,559

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009

Operations:
Net investment loss	$(78,668)	$(10,833)
Net realized gain	538,630	203,169
Net change in unrealized appreciation (depreciation)	(119,403)	754,437

Net increase in net assets resulting from operations	340,559	946,773

Dividends and distributions to shareholders from:
Net investment income	—	(17,446)
Net realized capital gains	—	(366,357)

Total dividends and distributions	—	(383,803)

Share transactions*:
Proceeds from sale of shares	2,052,442	5,352,096
Reinvestment of dividends and distributions	—	383,803
Cost of shares redeemed	(2,381,633)	(4,847,482)

Net increase (decrease) in net assets resulting from share transactions	(329,191)	888,417

Total increase in net assets	11,368	1,451,387

Net Assets:
Beginning of year	7,630,708	6,179,321

End of year (including undistributed (accumulated) net investment income (loss) of $3,514 and ($4,502), respectively)	$7,642,076	$7,630,708

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	206,625	587,955
Shares reinvested	—	44,065
Shares redeemed	(243,874)	(526,500)

Net increase (decrease)	(37,249)	105,520

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010

Cash flows from operating activities
Net increase in net assets resulting from operations	$340,559

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long term securities	(16,083,816)
Proceeds from sale of long term securities	16,033,751
Decrease in short term investments	1,620,822
Proceeds of short sales of long term securities	8,001,422
Purchases of securities to cover short sales	(8,233,602)
Net premiums received from options written	(6,701)
Decrease in receivable for investments sold	65,130
Increase in receivable due from broker	(196,205)
Increase in dividends and interest receivable	(10,072)
Increase in prepaid expenses	(405)
Decrease in variation margin	2,531
Increase in payable for investments purchased	7,533
Decrease in dividends payable on securities sold short	(36)
Decrease in accrued expenses	(15,904)
Increase in deferred Trustee fees	404
Increase in due to Adviser	9,612
Net realized gain from investments and securities sold short	(472,750)
Change in unrealized appreciation (depreciation) of investments	112,059

Net cash provided by operating activities	1,174,332

Cash flows from financing activities
Proceeds from sales of shares	2,153,433
Cost of shares reacquired	(3,327,765)

Net cash used in financing activities	(1,174,332)

Net change in cash	—
Cash, beginning of year	—

Cash, end of year	$—

Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	$19,985

Interest expense paid during the year	$3,783

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year:

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.64	$9.01	$10.73	$10.63	$9.85

Income from investment operations:
Net investment income (loss)	(0.10)	(0.01)	— (b)	(0.06)	0.08
Net realized and unrealized gain (loss) on investments	0.59	1.19	(1.39)	0.52	0.77

Total from investment operations	0.49	1.18	(1.39)	0.46	0.85

Less distributions from:
Net investment income	—	(0.02)	(0.01)	(0.08)	—
Net realized gains	—	(0.53)	(0.32)	(0.28)	(0.07)

Total distributions	—	(0.55)	(0.33)	(0.36)	(0.07)

Net asset value, end of year	$10.13	$9.64	$9.01	$10.73	$10.63

Total return (a)	5.08%	13.75%	(13.26)%	4.35%	8.76%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$7,642	$7,631	$6,179	$7,468	$7,226
Ratio of gross expenses to average net assets (c)	4.54%	4.64%	4.73%	5.32%	3.72%
Ratio of net expenses to average net assets (c)	2.46%	2.56%	3.24%	4.13%	3.16%
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.15%	2.09%	2.14%	2.50%	2.48%
Ratio of net investment income (loss) to average net assets (c)	(1.04)%	(0.14)%	0.02%	(0.50)%	0.72%
Portfolio turnover rate	334%	220%	240%	207%	182%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund, formerly Worldwide Multi-Manager Alternatives Fund, (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) investments are valued at their closing net asset value each business day and are categorized as level 1 in the fair value hierarchy. Futures are valued using the closing price reported at the close of the respective exchange and are categorized as level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

D.

Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at December 31, 2010, are reflected in the Schedule of Investments.

E.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. Details of this disclosure are found below as well as in the Schedule of Investments.

At December 31, 2010, the Fund had the following derivatives (not designated as hedging instruments under GAAP):

	Asset derivatives

	Interest rate risk	Equity risk

Futures contracts[1]	$1,359	$—
Written options[2]	—	3,190

1	Statement of Assets and Liabilities location: Payable for variation margin. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

2	Statement of Assets and Liabilities location: Written options, at value

NOTES TO FINANCIAL STATEMENTS
(continued)

The impact of transactions in derivative instruments, during the year ended December 31, 2010, were as follows:

	Interest rate risk	Equity risk

Realized gain (loss):
Written options[3]	$—	$5,647
Future contracts[4]	5,124	—
Change in appreciation (depreciation):
Written options[5]	—	3,511
Futures contracts[5]	4,836	—

3	Statement of Operations location: Net realized gain on written options
4	Statement of Operations location: Net realized gain on futures contracts
5	Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, futures contracts, and written options

The volume of futures contracts and written options outstanding that is presented in the Schedule of Investments is consistent with the derivative activity occurring during the year ended December 31, 2010.

Option Contracts—The Fund is subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing its investment objectives. The Fund may invest, for investment or hedging purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the year ended December 31, 2010 were as follows:

	Number of Contracts	Premiums

Options outstanding at December 31, 2009	—	$—
Options opened	452	83,190
Options written	(270)	(58,478)
Options exercised	(57)	(5,789)
Options expired	(78)	(12,222)

Options outstanding at December 31, 2010	47	$6,701

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no forward foreign currency contracts during the year ended December 31, 2010.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Futures Contracts—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments is accrued by the fund and decreases the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2011, to voluntarily waive or limit management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) exceeding 2.15% of average daily net assets. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds. For the year ended December 31, 2010, the Adviser waived management fees in the amount of $66,730 related to the overall expense waiver and $90,688 related to the Underlying Fund waiver. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a sub-adviser in such Underlying Fund. For the year ended December 31, 2010, the Adviser reduced management fees charged by $1,067 due to such sub-adviser investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2010, the Fund had four sub-advisers, Dix Hills Partners, LLC, Viathon Capital LP, LLC, Centaur Performance Group, LLC and Primary Funds, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Note 4—Investments—For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $16,083,816 and $16,033,751, respectively. For the year ended December 31, 2010, proceeds of short sales and the cost of purchases of short sale covers aggregated $8,001,422 and $8,233,602, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2010 was $7,536,981 and net unrealized appreciation aggregated $235,566 of which $369,792 related to appreciated securities and $134,226 related to depreciated securities.

At December 31, 2010, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$66,072
Accumulated long-term capital gains	41,177
Other temporary difference	(2,895)
Unrealized appreciation	160,368

Total	$264,722

The tax character of dividends and distributions paid to shareholders were as follows:

Year Ended December 31, 2009

Ordinary income	$383,803

During the year ended December 31, 2010, the Fund utilized $402,391 of capital loss carryovers.

During 2010, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $86,684 and increased accumulated net realized loss on investments by $86,684. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, the tax treatment of distributions, and the sale of passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS
(continued)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At December 31, 2010, Van Eck Securities Corp. owns approximately 20% of the outstanding shares of beneficial interest Fund. Additionally, the aggregate shareholder accounts of three insurance companies own approximately 30%, 26% and 19% of the outstanding shares of beneficial interest of the Fund.

Note 7—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2010, the Fund borrowed under this Facility. The average daily loan balance during the 9 day period for which a loan was outstanding amounted to $64,839 and the average interest rate was 1.48%. At December 31, 2010, the Fund had no outstanding borrowings under the Facility.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2010, there were no offsets of custodial fees.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.088 per share from net investment income and a distribution of $.055 per share from long-term capital gains were paid on January 31, 2011 to shareholders of record as of January 28, 2011 with a reinvestment date of January 31, 2011.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Multi-Manager Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Multi-Manager Alternatives Fund, formerly Worldwide Multi-Manager Alternatives Fund (one of the Funds comprising Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations, changes in net assets, cash flows and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2010, the results of its operations, the changes in its net assets, cash flows and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2011

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 54 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 53 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 62 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 64 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996- April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 46	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, Executive Vice President and Owner of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

VAN ECK VIP TRUST

APPROVAL OF SUB-ADVISORY AGREEMENT
(unaudited)

Van Eck VIP Multi-Manager Alternatives Fund

Approval of Sub-Advisory Agreement

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on September 14-15, 2010 (the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with Viathon Capital, LP to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fee to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve the sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with a representative of the New Sub-adviser.

In considering the proposal to approve the sub-advisory agreement with the New Sub-adviser, the Board noted that members of the New-Sub-adviser’s portfolio management team have more than 10 years experience in the securities industry and that the portfolio management team that will be responsible for managing assets of the Fund has worked together as a team for more than three years. The Board also considered the importance to the Fund of having access to investment advisers with experience in creating long/short positions in individual bonds as an investment strategy and the relatively small number of investment advisers available to the Fund with experience in deploying this investment strategy.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

[This page intentionally left blank.]

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $113,500 for 2010 and $118,000 for 2009.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $6,134 for 2010 and $1,138 for 2009.

c)   Tax Fees

     Ernst & Young billed tax fees of $20,500 for 2010 and  $22,050 for 2009.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
     Act) provide reasonable assurances that material information relating to the Van Eck VIP Multi-Manager Alternatives Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES
FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ---------------------------------
Date  March 1, 2011
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 1, 2011
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 1, 2011
     -------------------